UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

PRO-DEX, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PDEX	NASDAQ Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation of Chief Financial Officer

On December 21, 2021, pursuant to approval of the Compensation Committee of the Board of Directors of Pro-Dex, Inc. (“Pro-Dex” or the “Company”), Alisha K. Charlton, the Company’s Chief Financial Officer, had an increase in base salary from $225,000 to $240,000 per year effective with the Company’s next bi-weekly pay period. Other than the increase in base salary, Ms. Charlton’s employment with the Company continues on an at-will basis on the terms previously disclosed.

Grant of Stock Options & Stock Performance Awards to Chief Financial Officer

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 8, 2017 and December 11, 2020, respectively, the Compensation Committee previously approved the issuance of performance awards and non-qualified stock options under the Company’s 2016 Equity Incentive Plan to select employees, including awards issued to Ms. Charlton.

On December 21, 2021, the Compensation Committee approved the re-allocation of forfeited performance awards from a former employee totaling 5,000 shares of the Company’s common stock to Ms. Charlton, beginning with the fourth performance target, which has a first testing date of July 1, 2024. The Compensation Committee also approved the re-allocation of forfeited non-qualified stock options to Ms. Charlton to purchase 5,000 shares of the Company’s common stock. All other terms of the performance awards and non-qualified stock options remain unchanged from the terms applicable to the forfeited awards.

The market conditions related to the performance awards have already been satisfied as of the date of grant to Ms. Charlton, such that 2,500 shares will be issued to Ms. Charlton on each of July 1, 2024 and July 1, 2026, respectively, assuming that applicable vesting criteria have been met, which is generally conditioned on continued active employment. The performance awards were granted pursuant to the Company’s form of Performance Award Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 8, 2017. The foregoing description of the Performance Award Agreement is qualified in its entirety by reference to the complete text of the form of Performance Award Agreement.

The terms of the non-qualified stock options are summarized below:

First Vesting Target

The number of options to purchase shares of the Company’s common stock to be awarded based upon the volume-weighted average price (“VWAP”) of the common stock reaching or exceeding $39.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“First Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2022	Second Testing Date 01/01/2023 (1)	Third Testing Date 07/01/2023(1)(2)
Alisha Charlton	1,000	500	250
(1)	If the First Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.
(2)	If the First Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Second Vesting Target

The number of options to purchase shares of common stock to be awarded based upon the VWAP of the common stock reaching or exceeding $42.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Second Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2024	Second Testing Date 01/01/2025 (1)	Third Testing Date 07/01/2025(1)(2)
Alisha Charlton	1,000	500	250
(1)	If the Second Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.
(2)	If the Second Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Third Vesting Target

The number of options to purchase shares of common stock to be awarded based upon the VWAP of the common stock reaching or exceeding $45.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Third Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2026	Second Testing Date 01/01/2027 (1)	Third Testing Date 07/01/2027(1)(2)
Alisha Charlton	1,000	500	250

(1)	If the Third Vesting Target is met on or before the First Testing Date, no additional options are awarded on the Second Testing Date or Third Testing Date.
(2)	If the Third Vesting Target is met on or before the Second Testing Date, no additional options are awarded on the Third Testing Date.

Fourth Vesting Target

The number of options to purchase shares of common stock to be awarded based upon the VWAP of the common stock reaching or exceeding $47.50 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Fourth Vesting Target”):

	Measurement Period End Date
Name	First Testing Date 07/01/2028	Second Testing Date 01/01/2029 (1)	Third Testing Date 07/01/2029(1)(2)
Alisha Charlton	1,000	500	250

(1)	If the Fourth Vesting Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.
(2)	If the Fourth Vesting Target is met on or before the Second Testing Date, no additional shares are awarded on the Third Testing Date.

Fifth Vesting Target

The number of options to purchase shares of common stock to be awarded based upon the VWAP of the common stock reaching or exceeding $50.00 per share over the 60-trading day period immediately preceding the measurement period end date set forth in the table below (“Fifth Vesting Target”) is:

	Measurement Period End Date
Name	First Testing Date 07/01/2030	Second Testing Date 01/01/2031 (1)	Third Testing Date 07/01/2031(1)(2)
Alisha Charlton	1,000	500	250

(1)	If the Fifth Vesting Target is met on or before the First Testing Date, no additional shares are awarded on the Second Testing Date or Third Testing Date.
(2)	If the Fifth Vesting Target is met on or before the Second Testing Date, no additional shares are awarded on the Third Testing Date.

The non-qualified stock options were granted pursuant to the Company’s form of Stock Option Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 11, 2020. The Stock Option Agreement contains terms and provisions customary for awards of this type, including that, in most instances, the employee must continue to be employed by the Company at the time the relevant vesting target is achieved and that the awarded options expire 10 years from the first testing date of each vesting target. The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the complete text of the form of Stock Option Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2021	Pro-Dex, Inc.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer